Long-Term Financial Liabilities	12 Months Ended
Dec. 31, 2022
Disclosure of financial liabilities [abstract]
LONG-TERM FINANCIAL LIABILITIES

14.	LONG-TERM FINANCIAL LIABILITIES
As of December 31, 2022, the Company had 12,712,863 preferred shares for an amount of CHF 1,350 thousand. These shares are divided into 1,623,793 registered “A Series” shares of CHF 0.10 each, 5,191,512 registered “B Series” of CHF 0.10 each, 5,699,813 registered “C1a Series” shares (denominated in USD) of CHF 0.10 each and 197,745 registered “C1b Series” shares (denominated in USD) of CHF 0.50 each.
On July 22, 2022, the Company completed the closing of an extension round to the Series C equity financing of approximately CHF 2.0 million ($2.1 million) with an issuance of 197,745 shares of preferred shares (“Series C1b Shares” at a per share purchase price of CHF 10.27 ($10.64) and a nominal per share value of CHF 0.50. The Series C1b shareholders have the same rights and preferences as the Series C shareholders. Same as Series A, B and C preferred shares, the Series C1b preferred shares qualify as financial liability instruments under IAS 32 and are presented on the Balance Sheet as long-term financial debt.
All preferred shares have a liquidation preference corresponding to their respective initial purchase price. Furthermore, the “B Series” and “C Series” shares include a preferred dividend payment of 6.00% (as a compounded interest).
The Shareholders’ Agreement contains a redemption option upon certain events with amounts equivalent to the sum of investors’ Series C investment and applicable interests at 0.00%, 6.00% and 8.00% for Series A, B and C shares, respectively. The Company considered the expected future cash outflows and concluded that the probability of the certain events occurring to be remote. Refer to Note 18 for discussion on the redemption feature.

The B Series and C Series shares include a preferred dividend payment of 6.00%, and the corresponding deemed interest expense of CHF 16,986 thousand was accrued as of December 31, 2022. The nominal amounts (for “A, B and C Series”) and the accrued preferred dividend resulted in a long-term debt of CHF 122,449 thousand on December 31, 2022. The movement of the long-term financial liability is illustrated below:

in CHF thousands	Series A shares	Series B shares	Series C shares	Total
Balance as of December 31, 2020	8,179	45,799	—	53,978

Issuance of shares	—	—	56,096	56,096
Transaction costs	—	—	(834)	(834)
Interest	—	2,770	2,226	4,996
FX revaluation	—	—	(734)	(734)

Balance as of December 31, 2021	8,179	48,569	56,754	113,502

Issuance of shares	—	—	2,030	2,030
Transaction costs	—	—	(54)	(54)
Interest	—	2,797	3,546	6,343
FX revaluation	—	—	628	628

Balance as of December 31, 2022	8,179	51,366	62,904	122,449